UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        October 14, 2003
                                                 ------------------------------


                       ENERGY CONVERSION DEVICES, INC.
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                (Exact Name of Registrant as Specified in Charter)


      Delaware                       1-8403                  38-1749884
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(State or Other Jurisdiction       (Commission            (IRS Employer of
 of Incorporation)                 File Number)           Identification No.)


2956 Waterview Drive, Rochester Hills, MI                      48309
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code         (248) 293-0440
                                                    ---------------------------


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         (Former name or former address, if changed since last report)

      Energy Conversion Devices, Inc., a Delaware corporation ("Registrant"), submits the following report on Form 8-K.

Item 5.   Other Events
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      On October 14, 2003, the Registrant announced that it will release its unaudited financial results for the fiscal year ended June 30, 2003 on Wednesday, October 15, 2003. The Registrants also announced that it intends to file its audited financial results and Annual Report on Form 10-K for the fiscal year 2003 with the Securities and Exchange Commission during the week of October 20, 2003.

      Attached hereto as exhibit 99.1 is a copy of the press release issued by the Registrant on October 14, 2003.


Exhibit Index:

99.1 Press Release issued by the Registrant in connection with the timing for release of its unaudited year-end operating results for the fiscal year ended June 30, 2003 and the filing of its Annual Report on Form 10-K with the Securities and Exchange Commission


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


                                SIGNATURES
                                ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ENERGY CONVERSION DEVICES, INC.


                                By: /s/ Stephan W. Zumsteg
                                    -------------------------------------------
                                    Vice President and Chief Financial Officer

Date: October 14, 2003





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